UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	July 20, 2007
(Date of earliest event reported)

Main Street Trust, Inc.

(Exact name of Registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-30031	37-1338484
(Commission File Number)	(I.R.S. Employer Identification Number)

100 W. University Ave., Champaign, Illinois	61820-4028
(Address of principal executive offices)	(Zip Code)

(217) 351-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 20, 2007, Main Street Trust, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2007.  The press release is attached hereto as Exhibit 99.1.

Item 8.01. Other Items

On July 20, 2007, the Company issued an additional press release announcing that it has reached an agreement to sell five branches of Main Street Bank & Trust to Freestar Bank, N.A., a national bank with its home office in Pontiac, Illinois.  The press release is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

	99.1	Press release, dated July 20, 2007 announcing second quarter earnings
	99.2	Press release, dated July 20, 2007 announcing entering into an agreement to sell five branches

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET TRUST, INC.

Dated: July 20, 2007	By:	/s/ David B. White
David B. White
Executive Vice President and Chief Financial Officer